UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018

Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-04892	64-0500378
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3320 Woodrow Wilson Avenue, Jackson, Mississippi		39207
(Address of principal executive offices)		(Zip Code)

(601) 948-6813
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

This Current Report on Form 8-K is being filed by Cal-Maine Foods, Inc. (the “Company”) in connection with certain transactions (“Transactions”) as previously disclosed on a Current Report on Form 8-K dated June 5, 2018 and in the Company’s definitive Proxy Statement filed with the SEC under cover of Schedule 14A on June 25, 2018 (“Proxy Statement”), which is incorporated by reference herein. This Current Report on Form 8-K updates such information with respect to the Transactions.

Item 1.01.     Material Agreement

In connection with the Transactions, as of July 20, 2018, the Company entered into the previously-disclosed Agreement Regarding Common Stock (“Agreement Regarding Common Stock”) with members of the immediate family of Fred R. Adams, Jr. (“Mr. Adams”), the Company’s founder and Chairman Emeritus. Such persons have certain relationships with each other and with the Company as described in the Company’s Proxy Statement, which is incorporated by reference herein. The Proxy Statement includes a description of the Proposed Transactions, including the Agreement Regarding Common Stock and related matters, which is incorporated by reference herein. This description is subject to the terms and conditions set forth in the full Agreement Regarding Common Stock, including a Registration Rights Exhibit, a copy of which is incorporated by reference herein as Exhibit 10.1.

Item 5.01    Changes in Control of Registrant.

As previously disclosed, the Transactions, when completed as contemplated, will result in a change in control of the Company.

As a result of the approval by shareholders as described in Item 5.07 below and the effectiveness of the Restated Charter as described in Item 5.03 below, there are no further conditions to effect the transfers of shares to the trusts and limited liability company as described in the Proxy Statement, and such transfers will be made as soon as practicable.

As described in the Proxy Statement and previously disclosed, such transfers are being made pursuant to an Amended and Restated Memorandum of Understanding (“MOU”) that became effective on June 4, 2018. A copy of the MOU was attached as an exhibit on a Schedule 13D/A dated June 5, 2018 filed by Mr. Adams, Mrs. Adams and Mr. Baker, which is incorporated by reference herein.

Pursuant to the Proposed Transactions set forth in the MOU, as previously disclosed, following the death of Mr. Adams, there will be a change in control of the Company from Mr. Adams’ spouse, Jean Morris Adams (“Mrs. Adams”), and Adolphus B. Baker, Chairman and Chief Executive Officer of the Company (“Mr. Baker”), acting jointly, to Mr. Baker, as described in the Proxy Statement. The Company will remain, however, a “controlled company” under the NASDAQ rules because immediate family members of Mr. Adams will continue to beneficially own more than 50 percent of the voting power of the Company’s stock.

The consideration for this change in control consists of the arrangements and agreements set forth in the MOU as described in the Preliminary Proxy Statement. There are no other arrangements or agreements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company. The information required by Item 403(c) of Regulation S-K is hereby incorporated from the Preliminary Proxy Statement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the approval by shareholders on July 20, 2018 as described in Item 5.07, the Second Amended and Restated Certificate of Incorporation (“Restated Charter”) was filed and became effective on July 20, 2018. The Restated Charter, among other things, permits Mr. Adams and his immediate family members to hold the Company’s Class A Common Stock indirectly through common estate planning vehicles, but does not change or expand the group or class of individuals who may beneficially own Class A Common Stock, with ten votes per share, under the current Restated Certificate of Incorporation. The Restated Charter is further described in the Proxy Statement, incorporated by reference herein. A copy of the Restated Charter is attached hereto as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At a special meeting of shareholders of held on July 20, 2018, the following number of votes were cast by stockholders with respect to the following proposals.

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1.    Class A Shares Amendment as described in the Proxy Statement. The Company’s stockholders approved the proposal by the following vote:

Votes For	Votes Against	Abstentions
85,237,827	179,180	25,755

2.    Ancillary Amendment as described in the Proxy Statement. The Company’s stockholders approved the proposal by the following vote:

Votes For	Votes Against	Abstentions
85,326,311	76,748	47,631

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth below.

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation (attached)
10.1	Agreement Regarding Common Stock, including Registration Rights Exhibit (incorporated herein by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 5, 2018)
99.1
Amended and Restated Memorandum of Understanding (incorporated herein by reference from Exhibit 3 to Schedule 13D/A dated June 5, 2018 filed by or on behalf of Fred R. Adams, Jr., Jean Morris Adams and Adolphus B. Baker, individually and in other capacities as set forth therein)

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                            CAL-MAINE FOODS, INC.

Date July 20, 2018
By: /s/ Timothy A. Dawson
Name: Timothy A. Dawson
Title:    Director, Vice President and Chief Financial Officer

SIGNATURE PAGE TO FORM 8-K

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